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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                Form 8-K

                             CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 15, 1997



                        United Payphone Services, Inc.
              (Exact name of registrant as specified in its charter)

     Nevada                       0-24138               88-0232816
(State or other jurisdiction   (Commission             (IRS Employer
of incorporation)               File Number)            Identification No.)



    105 East Ellis, Tempe, Arizona                                   85282
(Address of principal executive offices)                          (Zip Code)



        Registrants telephone number, including area code (602) 839-9968



                                        N/A
(Former name or former address, if changed since last report)

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Item 1.Change in Control of Registrant

     In a communication dated February 27, 1997, United Payphone Services, Inc. (the "Company") learned from Nathan W. Drage, P.C., attorney for Teletek, Inc. ("Teletek") that on December 1, 1996, Dingaan Holdings, S.A. ("Dingaan") a Bahamas corporation purchased 992,065 shares of Common Stock, representing 18.8% of the Company's voting securities, and 727 shares of its Series a 6% convertible preferred stock ("Preferred," together with the Common Stock the "Stock"), representing 100% of the Company's outstanding preferred shares from Teletek. AS of January 27, 1997, the 727 shares of preferred stock were convertible into approximately 14,496,933 shares of Common Stock or 78% ownership of the outstanding voting securities of the Company. Also in connection with this transaction, Dingaan acquired two promissory notes issued by the Company to Teletek in the amounts of $61,519 and $125,683 (the "Notes"). The Stock and Notes were purchased for a price of $2,000,000 paid through the forgiving of a loan in the amount of $2,000,000 from Dingaan to Teletek evidenced by a promissory note dated August 27, 1996. Prior to its purchase of the Stock and the Note, Dingaan did not beneficially own any equity interest in the Company.

     The Company received a request from Dingaan to transfer beneficial ownership of the Preferred form Teletek to Dingaan on March 13, 1997. Such transfer was approved by the Company on March 15, 1997 and, acting as its own transfer agent with respect to the Preferred, such transfer was effected by the Company on that date effectively changing control of the Company.



Item 7.Financial Statements and Exhibits

Exhibits:

     Exhibit         Description

       2.1 Stock Purchase Agreement between Teletek, Inc. and Dingaan Holdings, S.A. (without Exhibits or Schedules).

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                                STOCK PURCHASE AGREEMENT



     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 1st day of December, 1996, by and between Teletek, Inc. a Nevada corporation ("Seller") and Dingaan Holdings S.A., a Bahamas corporation ("Purchaser").

                                        RECITALS

     A. Seller is the owner of (I) 992,065 shares (the "Common Shares")of common stock $.001 par value (the "Common Stock") of United Payphone Services, Inc., a Nevada corporation (the "Company"), evidenced by certificate no. 2821 dated May 8, 1995, and (ii) 727 shares (the "Preferred Shares") of class A preferred stock, $.001 par value (the "Preferred Stock"), of the Company, evidenced by certificate no. A-1 dated December 1, 1996. The Common Shares represent approximately 19% of the total outstanding Common Stock of the Company, and the Preferred Shares represent all of the outstanding Preferred Stock of the Company. The Common Shares and the Preferred Shares are hereinafter collectively referred to as the "Shares".

     B. Purchaser previously made a loan (the "Loan") to Seller in the principal amount of Two Million and No/100ths Dollars ($2,000,000.00), as evidenced by that certain Promissory Note (the "Note") dated August 22, 1996, attached hereto as Exhibit A. The Loan, which bears interest at 8.5% per annum, is due in full on August 22, 1999. The Loan plus all accrued and unpaid interest through the date of this Agreement, as well as all other obligations of Seller under the Loan, are hereinafter collectively referred to as the "Indebtedness".

     C. Seller desires to sell the Shares to Purchaser upon the terms and conditions hereinafter set forth, and Purchaser desires to acquire the Shares upon such terms and conditions.

     NOW THEREFORE, for and in consideration of the premises and mutual covenants, agreements, understandings, undertakings, representations, warranties and promises, and subject to the conditions hereinafter set forth, and intending to be legally bound thereby, the parties do hereby covenant and agree that the Recitals set forth above are true and accurate, and further covenant and agree as follows:

                                        ARTICLE 1

                                PURCHASE AND SALE OF SHARES

1.1  PURCHASE AND SALE

     Subject to the provisions hereof, on the Closing Date (as hereinafter defined), Seller shall sell, transfer, assign and deliver the Shares to Purchaser, and Purchaser shall buy the Shares from Seller.

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1.2  CONSIDERATION

     In consideration of the sale of the Shares to Purchaser, Purchaser, Purchaser hereby forgives and cancels all of the Indebtedness as evidenced by the Note.

                                        ARTICLE II

                                         CLOSING

2.1  CLOSING DATE

     The closing (the "Closing") under this Agreement for the purchase and sale of the Shares shall be at the offices of the Company, unless otherwise agreed to in writing by each of the parties hereto, on December 1, 1996 (the "Closing Date"). The Closing shall take place at 10:00 a.m. on the Closing Date.

2.2  SELLER'S CLOSING DOCUMENTS

     At the Closing, Seller shall deliver to Purchaser (I) certificates representing all of the Common Shares, together with an assignment of the Common Shares executed by Seller; and (ii) a certificate(s) representing the Preferred Shares, together with an assignment of the Preferred Shares executed by Seller.

2.3  PURCHASER'S CLOSING DOCUMENT

     At the Closing, Purchaser shall deliver to Seller the Note, marked "Paid in Full" across the face of the Note and signed by the Company.

                                        ARTICLE III

                          REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby makes the following representations and warranties to Purchaser, and Seller warrants that the following are true and accurate on the date hereof and will be true and accurate on the Closing Date:

3.1  TITLE TO SHARES

     Seller is the record and beneficial owner of the Shares, free and clear of all liens, encumbrances, security agreements, options, charges, restrictions or any other claims of any type, kind or nature whatsoever.

3.2  AUTHORITY

     Seller has the full right, power, legal capacity and authority to enter into, and perform its obligations under this Agreement, including the sale and delivery of the Shares to Purchaser.

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3.3  BINDING NATURE OF AGREEMENT

     This Agreement constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

3.4  NO VIOLATION

     Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of the terms hereof by Seller will conflict with, or result in a breach of or default under, any of the terms or provisions of: (I) any agreement, note, indenture, mortgage, deed of trust, instrument of lease or franchise to which Seller is a party or by which it or any of its assets or properties are bound; or (ii) any law, judgment, order, arbitration award, rule, regulation, ordinance, writ, injunction or decree of any governmental agency or instrumentally or court applicable to or having jurisdiction over Seller or an of its assets or properties.

3.5  VALID CORPORATE ORGANIZATION AND GOOD STANDING

     Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power and authority necessary and appropriate to own its properties and to engage in the business in which it is presently engaged.

3.6  NO COMMISSION OR FINDER'S FEE

     Seller has not dealt with any broker or finer in connection with any of the transactions contemplated by this Agreement, and to the best of its knowledge, no broker or other person is entitled to any commission or finer's fee in connection with such transactions.

3.7  NO REPRESENTATIONS UNTRUE

     No representation made by Seller in this Agreement contains or will contain any untrue statement of material fact or omit to state any material fact known to Seller necessary to make any statement, warranty or representation not misleading to Purchaser. Seller knows of no material facts or conditions adversely affecting the value of the Shares which have not been disclosed to Purchaser. Except as set forth in this Agreement, Seller does not make any representations or warranties to Purchaser.

                                        ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby makes the following representations and warranties to Seller, and Purchaser warrants that the following are true and accurate on the date hereof and will be true and accurate at the Closing Date.

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4.1  HOLDER OF NOTE

     Purchaser is the sole holder of the Note, free and clear of all liens, encumbrances, security agreements, assignments, charges, restrictions or any other claims of any type kind or nature whatsoever.

4.2  AUTHORITY

     Purchaser has the full right, power, legal capacity and authority to enter into and perform its obligations under this Agreement, including the forgiveness and cancellation of the Indebtedness.

4.3  BINDING NATURE OF AGREEMENT

     This Agreement constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

4.4  NO VIOLATION

     Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of the terms hereof by Purchaser will conflict with, or result in a breach of or default under, any of the terms or provisions of (I) any agreement, note, indenture, mortgage, deed of trust, instrument, lease or franchise to which Purchaser is a party or by which it or any of its assets or properties are bound; or (ii) any law, judgment, order, arbitration award, rule, regulation, ordinance, writ, injunction or decree of any governmental agency or instrumentality or court applicable to or having jurisdiction over Purchaser or any of its assets or properties.

4.5  VALID CORPORATE ORGANIZATION AND GOOD STANDING

     Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the Bahamas, and has the corporate power and authority necessary and appropriate to own its own properties and to engage in the business in which it is presently engaged.

4.6  NO RELIANCE

     PURCHASER ACKNOWLEDGES THAT SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES CONCERNING THE PAST OR FUTURE PERFORMANCE OF THE COMPANY. IN MAKING ITS INVESTMENT DECISION, PURCHASER HAS RELIED UPON ITS OWN EXAMINATION OF THE COMPANY, INCLUDING THE MERITS AND RISKS INVOLVED.
PURCHASER HAS CONSULTED ITS OWN ATTORNEY, BUSINESS ADVISOR OR TAX ADVISOR AS TO LEGAL, BUSINESS OR TAX ADVICE. PURCHASER POSSESSES SUFFICIENT BUSINESS PROBITY AND SOPHISTICATION TO ASSESS THE RISKS OF PURCHASING THE SHARES OR HAS CONSULTED WITH PERSONS OF ITS OWN CHOOSING WHO POSSESS SUCH PROBITY AND SOPHISTICATION TO ADVISE PURCHASER OF THE RISKS ATTENDANT TO THE INVESTMENT CALLED FOR UNDER THIS AGREEMENT.

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4.7  INVESTMENT INTENT

     Purchaser is acquiring the Shares for its own account for investment and not with a view to the resale or distribution thereof, and Purchaser understands the nature and effect of this representation. {Purchaser has been informed by Seller that the Shares have not been registered under the Securities Act of 1933 or the securities laws of any state, and may not be offered, sold or transferred in the absence of such registration or an exemption from such registration}.

4.8  NO COMMISSION OR FINDER'S FEE

     Purchaser has not dealt with any broker or finer in connection with any of the transactions contemplated by this Agreement, and to the best of its knowledge, no broker or other person is entitled to any commission or finder's fee in connection with such transactions.

4.9  NO REPRESENTATIONS UNTRUE

     No representation made by Purchaser in this Agreement contains or will contain any untrue statement of material fact or omit to state any material fact known to Purchaser necessary to make any statement, warranty or representation not misleading to Seller. Purchaser knows of no material facts or conditions adversely affecting the Note which have not been disclosed to Seller. Except as set forth in this Agreement, Purchaser does not make any representations or warranties to Seller.

                                        ARTICLE V

                                          COSTS

     Purchaser and Seller shall each pay all costs and expenses incurred or to be incurred by each of them respectively in negotiating and preparing this Agreement and in taking whatever actions may be necessary or appropriate to consummate the transactions contemplated by this Agreement, including the costs of obtaining any consents or approvals.

                                        ARTICLE VI

                                      MISCELLANEOUS

6.1  CAPTIONS

     The subject headings or captions of the sections and subsections of this Agreement are included only for purposes of convenience and shall not affect the construction or interpretation of an provisions contained herein.

6.2  ENTIRE AGREEMENT

     This Agreement (together with all exhibits, documents, agreements and instruments executed or furnished in connection herewith) constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes any and all prior or contemporaneous written or oral negotiations, agreements, representations and understandings of the parties with respect to such subject matter.

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6.3  EXPENSES

     If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

6.4  NOTICE

     Any and all notices required under this Agreement shall be in writing and shall be either (I) hand-delivered; (ii) mailed, first-class postage prepaid, certified mail, return receipt requested; or (iii) delivered via a nationally recognized overnight courier service addressed to:

                        Seller:         Teletek, Inc.
                                        1771 E. Flaming Road
                                        Suite 200B
                                        Las Vegas, Nevada 89119
                                        Attention: President

                        Purchaser:      Dingaan Holdings S.A.
                                        Enro Canadian Center
                                        First Floor
                                        Marlborough Street
                                        P.O. Box N3802
                                        Nassau, Bahamas

     All notices hand-delivered or delivered via overnight courier shall be deemed delivered as of the date actually delivered. All notices mailed shall be deemed delivered as of three (3) business days after the date postmarked. Any changes in any of the addresses listed herein shall be made as provided in this Section 6.4.

6.5  MODIFICATION, AMENDMENT OR WAIVER

     This Agreement may not be amended, supplemented or otherwise modified, and none of its terms may be waived, unless such amendment, supplement, modification or waiver is in writing and executed by the party or parties to be bound thereby. The failure of any party at any time or times to require performance of any provision hereof shall not affect the right of such party at a later time to enforce the same and no waiver of any term or provision hereof on any one occasion shall be deemed to be a waiver of the same or any other provision hereof at any subsequent time or times.

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6.6  BINDING EFFECT; ASSIGNMENT

     This Agreement shall be binding upon, and shall ensure to the benefit of and be enforceable by, the parties hereto, and their respective heirs, successors, assigns and legal representatives; provided, however, that no assignment of any rights or delegation of any obligations provided for herein may be made by either party to this Agreement without the prior written consent of the other party.

6.7  CONSTRUCTION

     This Agreement shall be construed in accordance with its intent and without regard to any presumption or any other rule requiring construction against the party causing the same to be drafted.

6.8  GOVERNING LAW

     The laws of the State of Nevada shall govern the validity, performance and enforcement of this Agreement and the courts of Nevada shall have the sole and exclusive jurisdiction over any matter brought under or by reason of this Agreement.

6.9  COUNTERPARTS

     This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute the same instrument.

6.10 NO THIRD PARTIES BENEFITTED

     This Agreement is made and entered into for the sole protection and benefit of Purchaser and Seller, their successors and assigns, and no other person or persons shall have any right of action hereon.

6.11 SEVERABILITY

     If any provision of this Agreement, or any portion of any provision, shall be deemed invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not affect the enforceability and validity of the remaining provisions hereof.

6.12 TIME OF THE ESSENCE

     At all times stated herein, time shall be of the essence.

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    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first set forth above.





     "SELLER"                                           "PURCHASER"

TELETEK, INC., a Nevada corporation             DINGAAN HOLDINGS S.A., a Bahamas
                                                corporation

By: /s/ John M. Vergiels                        By: /s/
        President                               Its: Attorney in Fact

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                        AMENDMENT TO STOCK PURCHASE AGREEMENT

     In order to correct a drafting exclusion, the Stock Purchase Agreement ("the Agreement") entered into as of the 1st day of December, 1996, by and between Teletek, Inc., a Nevada corporation, and Dingaan Holdings S.A., a Bahamas corporation is hereby amended as follows:

     Paragraph A of Recital identifying the securities purchased should and does include two promissory notes, one in the amount of $61,519 and one in the amount of $125,683. Said notes, for the purposes of simplicity, shall be included in the definition of "Shares" as used in this Agreement.

                                             TELETEK, INC.


                                             /s/ John M. Vergiels
                                             John M. Vergiels

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                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNITED PAYPHONE SERVICES, INC.



Date: March 26, 1997                 By: /s/ David Westfere
                                     Chief Executive Officer
                                     and Principal Financial Officer